                            NATIONS BALANCED TARGET
                              MATURITY FUND, INC.



                                    S E M I
                                  A N N U A L
                                  R E P O R T


                     For the period ended September 30, 2002




                                                                         NATIONS
                                                                        BALANCED
                                                                          TARGET
                                                                   MATURITY FUND


          NOT                                                   MAY LOSE VALUE
          FDIC-
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA CORPORATION ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the semiannual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the six-month period ended September 30, 2002.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all distributions, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term objective over the reporting period by investing a majority of its assets in zero coupon U.S. Treasury obligations and the balance of its assets in equity securities.

For the six-month period ended September 30, 2002, the total return of Nations Balanced Target Maturity Fund, Inc. was 4.80%(1), based on an ending market value of $9.87. Over this period, the Company distributed $0.22 per share of ordinary income to its shareholders. As of September 30, 2002, 93.7% of the Company's portfolio was invested in zero coupon U.S. Treasury obligations and 6.3% was invested in common stocks. A breakdown of portfolio holdings by asset type follows:

          PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 9/30/02)(2)

                                  [PIE CHART]




U.S. Treasury obligations            93.7%
Commercial banking                    0.6%
Integrated oil                        0.4%
Telecommunications services           0.4%
Insurance                             0.4%
Electric power --
    Non-nuclear                       0.3%
Oilfield services                     0.3%
Aerospace and defense                 0.3%
Consumer credit and mortgages         0.3%
Paper and forest products             0.3%
Other                                 3.0%

INVESTMENT PHILOSOPHY

The fixed income portion of the Company is invested in zero coupon U.S. Treasury obligations, which were purchased at or about the Company's inception date. The zero coupon U.S. Treasury obligations will be held to the Company's maturity date with the intent of assisting it to achieve its investment objective of seeking to provide a return of investment on September 30, 2004, to investors who purchased shares in the initial public offering and who reinvest all dividends and hold their shares to such date.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The average annual total return since inception (6/30/94) based on the market price was 8.59%. Total return represents the change over a specific period of time in the value of an investment in the Company after reinvesting all income and capital gains.

(2) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

The equity portion of the Company is managed through a disciplined, value-oriented style of investing. Specifically, we believe that undervalued and misunderstood stocks deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be fairly valued. Utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy, we believe, is the best way to locate these investment opportunities.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

Optimists were looking for improvement in the second half of the year -- particularly during the third quarter. Instead, the market suffered the sharpest decline since the fourth quarter of 1987. The stream of negative earnings preannouncements weighed on the market, particularly in September, which turned out to be the worst-performing month of September since 1937, as measured by the Dow Jones Industrial Average(3). Fears were also driven by concerns about war in the Middle East and ongoing corporate scandals served only to exacerbate matters. It may come as no surprise that investors have been pulling out of the market, as evidenced by the new outflows in equity funds, which is driving much of the selling pressures.

Most recently, many value stocks have begun to lag growth stocks as the more cyclically oriented benchmarks generally saw more negative earnings preannouncements. Economic data has been soft and mixed. Consumer sentiment continues to drift downward, although spending has remained firm. Existing home sales were weak while new home sales were up, and leading indicators were off. The weekly new jobless claim figures have consistently been over 400,000, which is troubling. In addition, earnings estimates still appear too high. For the Standard & Poor's 500 Composite Stock Price Index(4) at the end of July, consensus was looking for 16% year-over-year growth -- that number currently stands at 7.3%.

Our limited exposure to the telecommunications sector over the last year has helped the portfolio's performance. On the other hand, we were fortunate to be overweighted in the capital goods and consumer staples sectors, the only two areas to post positive returns over the last six months. We are reducing our concentrated bets based on the belief that any company that misses or lowers guidance for any reason may be decimated. In this environment, almost by definition, the list of companies spared from this is short. To hold overweight positions in these stocks versus the benchmark, we feel, is a highly risky proposition given that expectations and relative valuations for these companies is very high right now.

        TOP TEN EQUITY HOLDINGS (AS A % OF NET ASSETS AS OF 9/30/02)(5)

   Exxon Mobil Corporation............................  0.3%
   Diageo plc, ADR....................................  0.2%
   Wachovia Corporation...............................  0.2%
   Raytheon Company...................................  0.2%
   ChevronTexaco Corporation..........................  0.2%
   Philip Morris Companies Inc. ......................  0.2%
   Nabors Industries, Ltd. ...........................  0.1%
   International Paper Company........................  0.1%
   Consolidated Edison, Inc. .........................  0.1%
   ENSCO International Inc. ..........................  0.1%

We believe the market today suffers from a lack of confidence. While the uncertainties in the Middle East are not inconsequential, most of the problems are more domestic in nature. It has been difficult to create a foundation upon which to develop an outlook when investors regularly see earnings reported at or below the low end of expectations compounded by companies' inability to provide any sort of reasonable guidance. Bankruptcies, accounting scandals and the subsequent arrests and indictments of senior managements of a number of well-known companies, of course, compound this. Mixed and recently softening economic data does not help the cause.

In our opinion, the challenge in this environment is to take stock of where we are today and what the long-term future holds. Equities are forward looking, and based upon 2003 valuation levels, the market currently sells below the long-term historical average. When compared to alternatives such as bonds, stocks have never looked better in our opinion. We believe continued support from consumer spending and an uptick in business investment spending will help the profit outlook. Even at this point, given the current weakness, we believe positive year-over-year earnings growth could be

(3) The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

(4) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. The indices are unavailable for investment and do not reflect fees, broker commissions or other expenses of investing.

(5) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 2
easily achieved in 2003. In the short run, we believe, it is reasonable to think that the market will continue to be volatile. Questionable business practices will make the front page of the Wall Street Journal, and we expect to see more arrests of company managements and ultimately convictions. The Securities and Exchange Commission, Congress and other state and federal agencies will continue to pursue much needed reforms. This is not an easy time right now.

In the short run, it is advisable to make sure that risks in the portfolio are well managed. We are specifically focused on companies where we see strong cash flow and managements that exhibit a high degree of financial discipline. We may not be exactly right on the timing, but, over the long run, we think many investors may look back at this period as having been a good time to increase their exposure to equity securities.

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. The Company looks forward to its next report to shareholders.

Sincerely,

/s/ ROBERT H. GORDON
ROBERT H. GORDON
PRESIDENT

September 30, 2002

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF NET ASSETS                     SEPTEMBER 30, 2002 (UNAUDITED)


                                                                              VALUE
 SHARES                                                                       (000)
------------------------------------------------------------------------------------
            COMMON STOCKS -- 6.2%
            AEROSPACE AND DEFENSE -- 0.3%
    3,200   Raytheon Company..............................................   $    94
    1,000   United Technologies Corporation...............................        56
                                                                             -------
                                                                                 150
                                                                             -------
            AUTOMOTIVE -- 0.1%
    3,750   Ford Motor Company............................................        37
                                                                             -------
            BEVERAGES -- 0.2%
      255   Brown-Forman Corporation, Class B.............................        17
    2,000   Diageo plc, ADR...............................................       100
                                                                             -------
                                                                                 117
                                                                             -------
            BROADCASTING AND CABLE -- 0.2%
    1,600   Clear Channel Communications, Inc.!!..........................        56
    2,500   Comcast Corporation, Special Class A!!........................        52
                                                                             -------
                                                                                 108
                                                                             -------
            CHEMICALS -- 0.0%+
      136   Monsanto Company..............................................         2
                                                                             -------
            COMMERCIAL BANKING -- 0.6%
    1,270   Charter One Financial, Inc. ..................................        38
    1,800   Citigroup Inc. ...............................................        53
      700   Comerica Inc. ................................................        34
    1,725   FleetBoston Financial Corporation.............................        35
    1,909   US Bancorp!!..................................................        35
    3,000   Wachovia Corporation..........................................        98
    1,600   Wells Fargo & Company.........................................        77
                                                                             -------
                                                                                 370
                                                                             -------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
      600   International Business Machines Corporation...................        35
                                                                             -------
            CONSUMER CREDIT AND MORTGAGES -- 0.3%
    1,900   American Express Company......................................        59
      625   Freddie Mac...................................................        35
    3,000   MBNA Corporation..............................................        55
                                                                             -------
                                                                                 149
                                                                             -------
            DIVERSIFIED MANUFACTURING -- 0.1%
    2,950   Honeywell International Inc. .................................        64
                                                                             -------
            ELECTRIC POWER -- NON NUCLEAR -- 0.3%
    1,900   Consolidated Edison, Inc. ....................................        76
    1,175   Public Service Enterprise Group Inc. .........................        36
      700   Southern Company..............................................        20
      900   TXU Corporation...............................................        38
                                                                             -------
                                                                                 170
                                                                             -------
            ELECTRIC POWER -- NUCLEAR -- 0.1%
    1,000   Dominion Resources, Inc. .....................................        51
                                                                             -------
            EXPLORATION AND PRODUCTION -- 0.1%
    1,500   Anadarko Petroleum Corporation................................        67
                                                                             -------

                                                                              VALUE
 SHARES                                                                       (000)
------------------------------------------------------------------------------------
            FOOD PRODUCTS -- 0.1%
    2,200   Kellogg Company...............................................   $    73
                                                                             -------
            HOUSEHOLD PRODUCTS -- 0.1%
    1,220   The Estee Lauder Companies Inc., Class A......................        35
                                                                             -------
            INSURANCE -- 0.4%
    1,700   Ace Ltd. .....................................................        50
      975   American International Group, Inc. ...........................        53
    1,530   Prudential Financial, Inc.!!..................................        44
    3,740   Travelers Property Casualty Corporation, Class A!!............        49
      186   Travelers Property Casualty Corporation, Class B!!............         3
                                                                             -------
                                                                                 199
                                                                             -------
            INTEGRATED OIL -- 0.4%
    1,325   ChevronTexaco Corporation.....................................        92
    4,300   Exxon Mobil Corporation.......................................       137
    2,050   Occidental Petroleum Corporation..............................        58
                                                                             -------
                                                                                 287
                                                                             -------
            INVESTMENT SERVICES -- 0.1%
    1,200   Merrill Lynch & Company, Inc. ................................        40
      900   Morgan Stanley Dean Witter & Company..........................        30
                                                                             -------
                                                                                  70
                                                                             -------
            LODGING AND RECREATION -- 0.2%
    2,000   Carnival Corporation..........................................        51
    1,500   Starwood Hotels & Resorts Worldwide, Inc. ....................        33
                                                                             -------
                                                                                  84
                                                                             -------
            MEDICAL DEVICES AND SUPPLIES -- 0.1%
    1,100   Abbott Laboratories...........................................        44
                                                                             -------
            METALS AND MINING -- 0.1%
    1,400   Phelps Dodge Corporation!!....................................        36
                                                                             -------
            OIL REFINING AND MARKETING -- 0.1%
    1,100   ConocoPhillips................................................        51
                                                                             -------
            OILFIELD SERVICES -- 0.3%
    2,950   ENSCO International Inc. .....................................        74
    2,400   Nabors Industries, Ltd.!!.....................................        78
                                                                             -------
                                                                                 152
                                                                             -------
            PAPER AND FOREST PRODUCTS -- 0.3%
    1,800   Bowater Inc. .................................................        64
    2,350   International Paper Company...................................        78
                                                                             -------
                                                                                 142
                                                                             -------
            PHARMACEUTICALS -- 0.1%
    1,100   Bristol-Myers Squibb Company..................................        26
      700   Pharmacia Corporation.........................................        27
                                                                             -------
                                                                                  53
                                                                             -------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)         SEPTEMBER 30, 2002 (UNAUDITED)




                                                                              VALUE
 SHARES                                                                       (000)
------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    1,700   CSX Corporation...............................................   $    45
      900   Union Pacific Corporation.....................................        52
                                                                             -------
                                                                                  97
                                                                             -------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
    1,200   Boston Properties, Inc. ......................................        45
    2,350   Equity Office Properties Trust................................        61
      259   ProLogis Trust................................................         6
                                                                             -------
                                                                                 112
                                                                             -------
            RESTAURANTS -- 0.1%
    1,841   McDonald's Corporation........................................        33
                                                                             -------
            SEMICONDUCTORS -- 0.1%
    1,900   Agilent Technologies, Inc.!!..................................        25
    2,487   Micron Technology, Inc.!!.....................................        31
    2,400   Teradyne, Inc.!!..............................................        23
                                                                             -------
                                                                                  79
                                                                             -------
            SPECIALTY STORES -- 0.2%
    1,100   Gap, Inc. ....................................................        12
    3,100   Limited, Inc. ................................................        45
    2,770   Toys R Us, Inc.!!.............................................        28
                                                                             -------
                                                                                  85
                                                                             -------
            TELECOMMUNICATIONS SERVICES -- 0.4%
    2,600   BellSouth Corporation.........................................        48
    4,200   Motorola, Inc. ...............................................        43
    3,700   SBC Communications Inc. ......................................        74
    1,650   Verizon Communications Inc. ..................................        45
                                                                             -------
                                                                                 210
                                                                             -------
            TOBACCO -- 0.3%
    2,150   Philip Morris Companies Inc. .................................        83
    2,050   UST Inc. .....................................................        58
                                                                             -------
                                                                                 141
                                                                             -------
            TOTAL COMMON STOCKS
              (Cost $3,865)...............................................     3,303
                                                                             -------
PRINCIPAL
 AMOUNT
  (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 0.0%+
            SPECIALTY STORES -- 0.0%+
              (Cost $25)
$      25   Gap, Inc.,
              5.750% 03/15/09(+)..........................................        25
                                                                             -------
            U.S. TREASURY OBLIGATIONS -- 93.7%
            U.S. TREASURY STRIPS -- 93.7%
   16,120   Interest only,
              1.660%** 08/15/04...........................................    15,629

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
------------------------------------------------------------------------------------
            U.S. TREASURY STRIPS -- (CONTINUED)
$  15,257   TIGR, Interest Receipt,
              2.050%** 08/15/04...........................................   $14,684
   20,000   TIGR, Principal Receipt,
              2.050%** 08/15/04...........................................    19,249
                                                                             -------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $44,797)..............................................    49,562
                                                                             -------
            TOTAL INVESTMENTS
              (Cost $48,687*)...................................    99.9%     52,890
                                                                             -------
            OTHER ASSETS AND LIABILITIES (NET)..................     0.1%
            Cash..........................................................   $   131
            Receivable for investment securities sold.....................        50
            Dividends receivable..........................................        11
            Investment advisory fee payable...............................       (15)
            Administration fee payable....................................       (11)
            Payable for investment securities purchased...................       (27)
            Accrued Directors' fees and expenses..........................        (2)
            Accrued expenses and other liabilities........................       (71)
                                                                             -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................        66
                                                                             -------
            NET ASSETS..........................................   100.0%    $52,956
                                                                             =======
            NET ASSETS CONSIST OF:

            Undistributed net investment income...........................   $ 1,274

            Accumulated net realized loss on investments sold.............    (1,318)

            Net unrealized appreciation of investments....................     4,203

            Paid-in capital...............................................    48,797
                                                                             -------
            NET ASSETS....................................................   $52,956
                                                                             =======
            Net asset value per share
              ($52,956,080 / 5,231,163 shares of common stock
              outstanding)................................................    $10.12
                                                                             =======

---------------

 *Federal income tax information (see Note 5).

 **Rate represents annualized yield at date of purchase.

 +Amount represents less than 0.1%.

(+)Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

ABBREVIATIONS:

ADR  --   American Depository Receipt
TIGR --   Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF OPERATIONS                                        (UNAUDITED)

For the six months ended September 30, 2002

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        1,621
Dividends...................................................                 55
                                                                 --------------
    Total investment income.................................              1,676
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                 92
Administration fee..........................................                 67
Legal and audit fees........................................                 29
Printing expense............................................                 15
Transfer agent fees.........................................                 25
Directors' fees and expenses................................                  7
Custodian fees..............................................                  5
Other.......................................................                 19
                                                                 --------------
    Total expenses..........................................                259
Fees reduced by credits allowed by the custodian (Note 2)...                 (1)
                                                                 --------------
    Net expenses............................................                258
                                                                 --------------
NET INVESTMENT INCOME/(LOSS)................................              1,418
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................               (488)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                140
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......               (348)
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        1,070
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF CHANGES IN NET ASSETS


                                                                SIX MONTHS
                                                                  ENDED
                                                                 9/30/02           YEAR ENDED
                                                               (UNAUDITED)          3/31/02
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $        1,418     $        2,682
Net realized gain/(loss) on investments.....................            (488)               169
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             140               (405)
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           1,070              2,446
Distributions to shareholders from net investment income....          (1,150)            (2,301)
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................             (80)               145
                                                              --------------     --------------
NET ASSETS:
Beginning of period.........................................          53,036             52,891
                                                              --------------     --------------
End of period...............................................  $       52,956     $       53,036
                                                              ==============     ==============
Undistributed net investment income at end of period........  $        1,274     $        1,006
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                            SIX MONTHS
                                               ENDED       YEAR      YEAR      YEAR      YEAR      YEAR
                                              9/30/02      ENDED     ENDED     ENDED     ENDED     ENDED
                                            (UNAUDITED)   3/31/02   3/31/01   3/31/00   3/31/99   3/31/98
                                            -------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of period......    $ 10.14     $ 10.11   $  9.74   $ 10.15   $ 10.47   $ 10.11
                                              -------     -------   -------   -------   -------   -------
Income from investment operations:
Net investment income.....................       0.27#       0.51#     0.48#     0.46      0.41#     0.41
Net realized and unrealized gain/(loss) on
  investments.............................      (0.07)      (0.04)     0.33     (0.46)    (0.11)     1.80
                                              -------     -------   -------   -------   -------   -------
Net increase/(decrease) in net assets
  resulting from investment operations....       0.20        0.47      0.81      0.00      0.30      2.21
DISTRIBUTIONS:
Dividends from net investment income......      (0.22)      (0.44)    (0.44)    (0.41)    (0.39)    (0.41)
Distributions from net realized capital
  gains...................................         --          --        --        --     (0.23)    (1.44)
                                              -------     -------   -------   -------   -------   -------
Total distributions.......................      (0.22)      (0.44)    (0.44)    (0.41)    (0.62)    (1.85)
                                              -------     -------   -------   -------   -------   -------
Net asset value, end of period............    $ 10.12     $ 10.14   $ 10.11   $  9.74   $ 10.15   $ 10.47
                                              =======     =======   =======   =======   =======   =======
Market value, end of period...............    $  9.87     $  9.63   $  9.30   $  8.50   $  9.00   $ 10.00
                                              =======     =======   =======   =======   =======   =======
Total return++............................       4.80%       8.35%    14.97%    (1.02)%   (4.08)%   32.73%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (000)...........    $52,956     $53,036   $52,891   $50,961   $53,100   $54,796
Ratio of operating expenses to average net
  assets..................................       0.96%+      0.96%##    1.00%    0.86%     1.13%     1.23%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian................       0.97%+      0.96%##    1.01%    0.87%       --        --
Ratio of net investment income to average
  net assets..............................       5.30%+      5.02%     4.91%     4.65%     3.99%     3.78%
Portfolio turnover rate...................          4%         19%       43%       21%       57%      106%

---------------

 +Annualized.

++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 #Per share amounts have been calculated using the monthly average shares method.

##The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers, was less that 0.01%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

Nations Balanced Target Maturity Fund, Inc.

  NOTES TO FINANCIAL STATEMENTS                                  (UNAUDITED)


Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to seek long-term growth with income as a secondary consideration.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in zero-coupon (Stripped) U.S. Treasury obligations plus 0.75% of the Company's average weekly net assets in investments other than zero-coupon (Stripped) U.S. Treasury obligations.

The Company and BA Advisors have entered into a sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net investment in zero-coupon (Stripped) U.S. Treasury obligations plus 0.25% of the Company's average weekly net assets in investments other than zero-coupon (Stripped) U.S. Treasury obligations.

BA Advisors is also the Company's administrator. In its role as administrator, BA Advisors supervises the Company's overall day-to-day operations and provides certain administrative services. BA Advisors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of

Nations Balanced Target Maturity Fund, Inc.

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      (UNAUDITED)


its business. As compensation for both the administrative services and the expenses assumed by BA Advisors, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BA Advisors and provides certain administrative services in support of the operations of the Company. BNY's fees are paid out of the fees paid to BA Advisors by the Company for administrative services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the six months ended September 30, 2002, expenses of the Company were reduced by $1,274 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended September 30, 2002, were $1,983,457 and $3,154,625, respectively.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended September 30, 2002 were $0 and $88,824, respectively.

4.  COMMON STOCK

At September 30, 2002, 12,500,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases during the six months ended September 30, 2002 and the year ended March 31, 2002.

5.  INCOME TAXES

Information on the tax components of capital is as follows (in thousands):

Cost of investments for tax purposes........  $48,687
Gross tax unrealized appreciation...........  $ 4,871
Gross tax unrealized depreciation...........  $  (668)
Net tax unrealized
  appreciation/(depreciation) on
  investments...............................  $ 4,203

At March 31, 2002, the Company had available for federal income tax purposes unused capital losses expiring March 31, 2007 of $817,791. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired. The Company utilized $173,476 of capital losses during the year.

6.  SUBSEQUENT EVENT

On November 21, 2002, the Board of Directors approved the assumption by BACAP of BA Advisors' role as the primary investment adviser to the Company. The transition in service providers is expected to occur on or about January 1, 2003. It is also anticipated that BA Advisors will change its name to BACAP Distributors, LLC on or about January 1, 2003.

Nations Balanced Target Maturity Fund, Inc.

  DIVIDEND REINVESTMENT PLAN


The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

DIVIDEND REINVESTMENT PLAN

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in

Nations Balanced Target Maturity Fund, Inc.

the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

PO Box 34602
Charlotte, NC 28254-4602
Toll free 1.800.982.2271




BTMSAR (9/02)